Investments in Associates	12 Months Ended
Sep. 30, 2023
Disclosure of associates [abstract]
Investments in Associates

13. Investments in Associates

On March 28, 2023 our wholly owned subsidiary Zapp Scooters (Thailand) Company Limited ("ZTH") entered into an asset sale and purchase agreement with Zapp Manufacturing Thailand Company Limited ("ZMT") whereby the certain capitalized development costs would be transferred in exchange for the settlement of existing acknowledged debt between the two companies. At the time of the transaction, ZTH held a 49% shareholding in ZMT, which was an associate of the Group. The remaining shares of ZMT were held by Swin Chatsuwan, a director and executive officer of the Group.

On March 30, 2023 ZTH sold its 49% shareholding in ZMT to Mr.Chatsuwan. At the time of the transaction the carrying value of the Group's equity accounted investment in ZMT was $nil due to historic losses incurred by ZMT.

At the time of the transaction both parties were controlled by Mr. Chatsuwan and as such, the transaction fell within the scope of a Business Combination Under Common Control. The Group has elected to apply the book value method in accounting for the business combination. As a result, the Group has recognized the capitalized development costs acquired at their book value on the transaction date of $18,186. The carrying value of the acknowledged debt at the time of the transaction was $22,652. The Group has elected to recognize the difference between the consideration and the carrying value of the assets acquired of $4,166 directly within retained earnings as a loss on disposal of associate.

Separately, the Group has recognized a profit on disposal of shares in associates as follows:

Proceeds on disposal	1,423
Less carrying value of investment on disposal date	—
Gain on disposal of shares in associate	1,423